Mutual Funds

Prospectus

November 15, 2012, as supplemented November 30, 2012

Nuveen Commodity Strategy Funds

For investors seeking the potential for attractive total return.

Class / Ticker Symbol

Fund Name	Class A	Class C	Class I
Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX
Nuveen Gresham Long/Short Commodity Strategy Fund	NGSAX	NGSCX	NGSIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Gresham Diversified Commodity Strategy Fund

Investment Objective

The investment objective of the Fund is to seek attractive total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 26 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 27 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-47 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class I
Management Fees	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.00%
Total Other Expenses[3]:	0.66%		0.66%		0.66%
Other Expenses of the Fund	0.43%		0.43%		0.43%
Expenses of the Subsidiary	0.23%		0.23%		0.23%
Total Annual Fund Operating Expenses	1.91%		2.66%		1.66%
Fee Waivers and/or Expense Reimbursements[4]	(0.56%	)	(0.56%	)	(0.56%	)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.35%		2.10%		1.10%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Other Expenses are estimated assuming that the Fund’s average net assets for its first year are $50 million.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond January 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$705	$213	$112	$705	$213	$112
3 Years	$1,007	$688	$381	$1,007	$688	$381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•

A portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets which is actively managed by Gresham Investment Management LLC’s Near Term Active division (“Gresham”), a sub-adviser to the Fund, pursuant to its proprietary Tangible Asset Program® (referred to herein as “TAP®”); and

•

A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s other sub-adviser.

Commodity Investments. The Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate notional value substantially equal to the Fund’s net assets. The Fund invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Fund may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Fund may make investments in commodity-linked derivative instruments directly, the Fund expects to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (referred to herein as the “Subsidiary”). The Subsidiary is advised by Nuveen Fund Advisors, Inc., the Fund’s investment adviser, and is sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this prospectus, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through its Subsidiary.

The Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide notional exposure

Section 1    Fund Summaries

that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate notional value substantially equal to 100% of the Fund’s net assets.

Gresham actively manages the Subsidiary’s portfolio of commodity futures contracts pursuant to TAP®, a fully collateralized, long-only rules-based commodity investment strategy. Gresham currently bases its investment decisions on three inputs: (i) systematic calculations of the values of global commodity production; (ii) total U.S. dollar trading volume on commodity futures and forwards exchanges; and (iii) global import/export trade values. Gresham determines the TAP® rules governing the specific commodities in which the Subsidiary invests, and the relative target weighting of those commodities, annually. The target weights are expected to remain unchanged until the next annual determination. The Subsidiary’s portfolio concentration in any single commodity, commodity group and commodity complex is limited in an attempt to moderate volatility. Under normal market conditions, Gresham avoids exercising discretion with respect to target weights between annual determinations. However, the actual portfolio weights may vary during the year and may in certain circumstances be rebalanced subject to TAP®’s rule-based procedures. Generally, Gresham intends to invest in short-term commodity futures contracts with terms of one to three months but may invest in contracts with terms of up to twelve months. Gresham intends to replace expiring commodity futures contracts with contracts expiring at a future date (i.e., “roll” contracts) in order to avoid the Subsidiary taking physical delivery of a commodity.

Fixed Income Investments. Assets not invested by the Fund in the Subsidiary or directly in commodity-linked derivative instruments are invested by Nuveen Asset Management in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by Nuveen Asset Management to be of comparable quality.

Principal Risks

The value of your investment in this Fund will change daily, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

Clearing Broker Risk—The failure or bankruptcy of the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, in the case of futures and options on futures, the clearing broker’s customers, such as the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers. In the case of cleared swaps, customers of a clearing broker in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Commodity Risk—Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Although the Fund’s commodity exposure as a whole will not be leveraged (i.e., the Fund’s commodity investments will have an aggregate notional value substantially equal to its net assets), individual commodity-linked derivative instruments may employ leverage. Such leverage creates the possibility for losses greater than the amount invested and the likelihood of greater volatility of the Fund’s net asset value, and there can be no assurance that the Fund’s use of leverage will be successful.

Section 1    Fund Summaries

Counterparty Risk—Certain commodity-linked derivative instruments, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. Recent legislation requires the development of a new regulatory framework for the derivatives market. The impact of the new regulations is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments. The Fund may engage in over-the-counter (“OTC”) derivative transactions; in general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Frequent Trading Risk—Gresham regularly purchases and subsequently sells, i.e. “rolls,” individual commodity futures contracts throughout the year so as to maintain a fully invested position. As the commodity contracts near their expiration dates, Gresham rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Subsidiary pays when it buys and sells contracts, which may detract from the Fund’s performance.

Income Risk—Income from the Fund’s fixed income investments could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed income investments will decline because of rising interest rates.

Non-U.S. Investment Risk—The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risk because they may not be subject to the same degree of regulation as their U.S. counterparts.

Regulatory Risk—The Fund and the Subsidiary are presently exempt from regulation by the CFTC as commodity pools. However, the CFTC has recently adopted amendments to its rules, which, upon their compliance dates, will likely subject the Fund and the Subsidiary to regulation by the CFTC and impose on them additional disclosure, reporting and recordkeeping rules. Certain of the rules that would apply to the Fund if it becomes subject to CFTC regulation have not yet been adopted, and it is unclear what total effect such rules would have on the Fund if they are adopted. However, compliance with the recently adopted amendments and any additional rules is likely to increase Fund expenses. In addition, Gresham’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments in commodity-linked derivative instruments. The commodity-linked derivative instruments held by the Subsidiary are the same as those permitted to be held by the Fund and are subject to the same risks that apply if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended, and, unless otherwise noted in this prospectus, is not subject to regulation thereunder. Changes in the laws

Section 1    Fund Summaries

of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Tax Risk—The Fund’s ability to make direct and indirect investments in commodity-linked derivative instruments is limited by the Fund’s intention to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Fund’s investment in its Subsidiary is intended to allow the Fund to obtain exposure to commodities while permitting it to satisfy the requirements applicable to regulated investment companies under current law. However, if the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders, and all distributions to shareholders from earnings and profits would be taxable to shareholders as dividend income. Changes in tax laws could have a material adverse impact on the Fund or the Subsidiary.

Fund Performance

Fund performance is not included in this prospectus because the Fund has not been in existence for a full calendar year.

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Advisers

Gresham Investment Management LLC, through its Near Term Active division

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gresham
Susan Wager	Managing Director	July 2012
Randy Migdal	Managing Director	July 2012
Nuveen Asset Management
Douglas M. Baker, CFA	Senior Vice President	July 2012

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Gresham Long/Short Commodity Strategy Fund

Investment Objective

The investment objective of the Fund is to seek attractive total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 26 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 27 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-47 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Total Other Expenses[3]:	0.66%	0.66%	0.66%
Other Expenses of the Fund	0.43%	0.43%	0.43%
Expenses of the Subsidiary	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	2.11%	2.86%	1.86%
Fee Waivers and/or Expense Reimbursements[4]	(0.36%)	(0.36%)	(0.36%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.75%	2.50%	1.50%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Other Expenses are estimated assuming that the Fund’s average net assets for its first year are $50 million.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.50% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond January 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$743	$253	$153	$743	$253	$153
3 Years	$1,113	$798	$494	$1,113	$798	$494

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market conditions, the Fund primarily invests in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•

A portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets which is actively managed by Gresham Investment Management LLC’s Near Term Active division (“Gresham”), a sub-adviser to the Fund, pursuant to its proprietary Long/Short Strategy; and

•

A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s other sub-adviser.

Commodity Investments. The Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate notional value substantially equal to the Fund’s net assets. The Fund invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Fund may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Fund may make investments in commodity-linked derivative instruments directly, the Fund expects to primarily gain exposure to these investments by investing in the Gresham Long/Short Commodity Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (referred to herein as the “Subsidiary”). The Subsidiary is advised by Nuveen Fund Advisors, Inc., the Fund’s investment adviser, and is sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this prospectus, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through its Subsidiary.

The Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide notional exposure

Section 1    Fund Summaries

that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate notional value substantially equal to 100% of the Fund’s net assets.

Gresham actively manages the Subsidiary’s portfolio of commodity futures contracts pursuant to its Long/Short Strategy, a fully collateralized, long/short rules-based commodity investment strategy. Gresham currently bases its investment decisions on three inputs: (i) systematic calculations of the values of global commodity production; (ii) total U.S. dollar trading volume on commodity futures and forwards exchanges; and (iii) global import/export trade values. Gresham determines the rules governing the specific commodities in which the Subsidiary invests, and the relative target weighting of those commodities, annually. The target weights are expected to remain unchanged until the next annual determination. The Subsidiary’s portfolio concentration in any single commodity, commodity group and commodity complex is limited in an attempt to moderate volatility. Under normal market conditions, Gresham avoids exercising discretion with respect to target weights between annual determinations. However, the actual portfolio weights may vary during the year and may in certain circumstances be rebalanced subject to the Long/Short Strategy’s rule-based procedures. Generally, Gresham intends to invest in short-term commodity futures contracts with terms of one to three months but may invest in contracts with terms of up to twelve months. Gresham intends to replace expiring commodity futures contracts with contracts expiring at a future date (i.e., “roll” contracts) in order to avoid the Subsidiary taking physical delivery of a commodity.

Gresham employs a momentum-based rule to determine whether the Subsidiary’s commodity futures contracts within each group are held long, short or, in the case of petroleum-based contracts, “flat.” Gresham’s momentum-based rule compares the current price of an individual commodity contract, as adjusted for the return generated by rolling an expiring contract into a contract expiring at a future date, against the contract’s moving average price to determine whether to take a long or short position in that contract. Gresham does not intend to short petroleum-based contracts because the prices of such contracts are generally more sensitive to geopolitical events than to supply-demand imbalances. Therefore, if Gresham’s momentum-based rule signals for a short position in a petroleum-based contract, Gresham will instead move that position to cash (i.e., “flat”). The relative balance of the Subsidiary’s long, short and/or flat exposure may vary significantly over time, and at certain times, the Subsidiary’s aggregate exposure may be all long, all short or various combinations of long, short and/or flat. Gresham intends to manage its overall strategy so that the notional amount of the Subsidiary’s combined long, short and flat commodity contracts is not expected to exceed 100% of the Fund’s net assets.

Fixed Income Investments. Assets not invested by the Fund in the Subsidiary or directly in commodity-linked derivative instruments are invested by Nuveen Asset Management in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, be judged by Nuveen Asset Management to be of comparable quality.

Principal Risks

The value of your investment in this Fund will change daily, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

Clearing Broker Risk—The failure or bankruptcy of the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, in the case of futures and options on futures, the clearing broker’s customers, such as the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers. In the case of cleared swaps, customers of a clearing broker in bankruptcy are entitled to recover assets specifically attributable to

Section 1    Fund Summaries

them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Commodity Risk—Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Although the Fund’s commodity exposure as a whole will not be leveraged (i.e., the Fund’s commodity investments will have an aggregate notional value substantially equal to its net assets), individual commodity-linked derivative instruments may employ leverage. Such leverage creates the possibility for losses greater than the amount invested and the likelihood of greater volatility of the Fund’s net asset value, and there can be no assurance that the Fund’s use of leverage will be successful.

Counterparty Risk—Certain commodity-linked derivative instruments, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. Recent legislation requires the development of a new regulatory framework for the derivatives market. The impact of the new regulations is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments. The Fund may engage in over-the-counter (“OTC”) derivative transactions; in general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Frequent Trading Risk—Gresham regularly purchases and subsequently sells, i.e. “rolls,” individual commodity futures contracts throughout the year so as to maintain a fully invested position. As the commodity contracts near their expiration dates, Gresham rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Subsidiary pays when it buys and sells contracts, which may detract from the Fund’s performance.

Income Risk—Income from the Fund’s fixed income investments could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed income investments will decline because of rising interest rates.

Non-U.S. Investment Risk—The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risk because they may not be subject to the same degree of regulation as their U.S. counterparts.

Regulatory Risk—The Fund and the Subsidiary are presently exempt from regulation by the CFTC as commodity pools. However, the CFTC has recently adopted amendments to its rules, which, upon their compliance dates, will likely subject the Fund and the Subsidiary to regulation by the CFTC and impose on them additional disclosure, reporting and recordkeeping rules. Certain of the rules that would apply to the Fund if it becomes subject to CFTC

Section 1    Fund Summaries

regulation have not yet been adopted, and it is unclear what total effect such rules would have on the Fund if they are adopted. However, compliance with the recently adopted amendments and any additional rules is likely to increase Fund expenses. In addition, Gresham’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Short Sales Risk—The Fund may sell futures contracts short. A short futures position allows the seller to profit from a decline in the price of the underlying commodity to the extent such decline exceeds the transaction costs of the short position. Conversely, if the price of the underlying futures contract rises because of an increase in the price of the underlying commodity, the Fund will realize a loss on the transaction. The Fund bears the risk of unlimited loss on contracts it sells short, as the price at which the Fund would need to cover a short position could theoretically increase without limit. Short selling is considered “leverage” and may magnify gains or losses for the Fund.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments in commodity-linked derivative instruments. The commodity-linked derivative instruments held by the Subsidiary are the same as those permitted to be held by the Fund and are subject to the same risks that apply if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended, and, unless otherwise noted in this prospectus, is not subject to regulation thereunder. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Tax Risk—The Fund’s ability to make direct and indirect investments in commodity-linked derivative instruments is limited by the Fund’s intention to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Fund’s investment in its Subsidiary is intended to allow the Fund to obtain exposure to commodities while permitting it to satisfy the requirements applicable to regulated investment companies under current law. However, if the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders, and all distributions to shareholders from earnings and profits would be taxable to shareholders as dividend income. Changes in tax laws could have a material adverse impact on the Fund or the Subsidiary.

Fund Performance

Fund performance is not included in this prospectus because the Fund has not been in existence for a full calendar year.

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Advisers

Gresham Investment Management LLC, through its Near Term Active division

Nuveen Asset Management, LLC

Section 1    Fund Summaries

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gresham
Susan Wager	Managing Director	July 2012
Randy Migdal	Managing Director	July 2012
Nuveen Asset Management
Douglas M. Baker, CFA	Senior Vice President	July 2012

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Section 2    How We Manage Your Money

To help you better understand the Nuveen Gresham Diversified Commodity Strategy Fund (the “Diversified Commodity Fund”) and the Nuveen Gresham Long/Short Commodity Strategy Fund (the “Long/Short Commodity Fund”) (each, a “Fund,” and collectively, the “Funds”), this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.

Nuveen Fund Advisors has selected two firms to serve as sub-advisers to the Funds:

•

Gresham Investment Management LLC (“Gresham LLC”), located at 67 Irving Place, New York, New York 10003, is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity trading advisor and commodity pool operator, is a member of the National Futures Association, and is also registered with the Securities and Exchange Commission as an investment adviser. Gresham LLC’s actively managed commodity futures strategies were first offered to outside clients in September 2004. On December 31, 2011, Nuveen Investments completed its acquisition of a 60% stake in Gresham LLC. Gresham LLC manages the Funds’ commodity investments through its Near Term Active division (referred to herein as “Gresham NTA” or “Gresham”).

•

Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, is registered with the Securities and Exchange Commission as an investment adviser. Nuveen Asset Management is a subsidiary of Nuveen Fund Advisors.

Gresham and Nuveen Asset Management manage the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Gresham is responsible for managing the Funds’ commodity investments. Susan Wager and Randy Migdal are the portfolio managers for the assets of the Funds managed by Gresham.

Section 2    How We Manage Your Money

•

Susan Wager has served as Managing Director of Gresham LLC and Senior Trader for Gresham NTA since March 2005. From March 2004 to March 2005, Ms. Wager was a Risk Management and Business Analyst for Millennium Partners, a hedge fund, where her responsibilities included detailed work with risk management and trading and alert systems. From March 2002 to March 2004, Ms. Wager was an Equity Research Assistant with Citigroup Smith Barney/Bear Stearns, and was responsible for sales force, institutional client and company interaction and service. Ms. Wager was a Commodity Options Trader from December 1998 to January 2001 at Fimat USA, Inc., a futures commission merchant, and conceptualized, implemented and coordinated all trading strategies while functioning as a market maker in exchange-traded options. She also monitored and managed portfolio risks with regard to hedge, volatility and switch exposures. From November 1987 to November 1998, Ms. Wager held various positions at the Mocatta Corporation and The Falconwood Corporation, a family office affiliated with Gresham LLC, including Commodity Options Trader (conceptualized, implemented and coordinated all trading strategies while functioning as a market maker in exchange-traded options), Arbitrage and Product Trader (quoted and traded precious metal spot, forwards, futures, exchange-for-physical transactions, investor products and options), and Loan Financing Specialist (worked in precious metals loan financing program).

•

Randy Migdal has served as Managing Director of Gresham LLC and Head Trader for Gresham NTA since June 2006. From January 2003 to June 2006, Mr. Migdal was seconded by Gresham LLC to the Lehman Brothers Investment Management Division, where his responsibilities included managing both the TAP® portfolio and the Risk Dispersing Portfolio, a long-only commodity futures asset allocation portfolio consisting of treasury bonds/notes, foreign stocks, domestic stocks, precious metals, tangible commodities and foreign currencies. Mr. Migdal also coordinated focus groups to assess managed futures opportunities for Lehman Brothers’ clients and worked closely with senior management to create a commodity fund-of-funds product to deliver to the retail and institutional community. From July 1995 to January 2003, Mr. Migdal was the Supervisor of Proprietary Trading for The Falconwood Corporation, a family office affiliated with Gresham LLC, where his responsibilities included executing all trading activity for TAP® as well as a dynamic hedging portfolio designed to counteract or enhance assigned asset allocation positions as necessitated by current market conditions.

Nuveen Asset Management is responsible for managing the Funds’ fixed income investments. Douglas M. Baker is the portfolio manager for the assets of the Funds managed by Nuveen Asset Management.

•

Douglas M. Baker, CFA, is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the Funds and certain preferred security strategies. He joined Nuveen Asset Management in 2006 as a Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management duties. Mr. Baker also manages Nuveen Asset Management’s derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen Asset Management municipal strategies complex. Prior to joining Nuveen, Mr. Baker spent three years

Section 2    How We Manage Your Money

at Lehman Brothers in institutional fixed income and derivatives sales, and prior to that he spent five years at Bank of America in corporate and commercial banking. He manages investments for six Nuveen-sponsored investment companies, with a total of approximately $2.4 billion under management.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

How Gresham Has Performed—TAP®

The tables and charts below illustrate the historical performance of Gresham’s TAP® Composite (the “Composite”), which is derived from all client accounts managed by Gresham that have employed TAP® on a long-only basis from its inception date of January 3, 2005 through August 31, 2012, and is relevant only to the portion of the Diversified Commodity Fund’s assets managed by Gresham. The Composite consisted of 11 client accounts totaling approximately $5.3 billion in assets as of August 31, 2012. These accounts are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Diversified Commodity Fund, which may affect Fund performance. These accounts are also not subject to the diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which, if applicable, might have adversely affected performance. Performance is gross of fees and expenses but net of Class A maximum operating expenses of 1.35% for the Diversified Commodity Fund. Performance calculated on offer price also assumes deduction of the maximum Class A sales charge of 5.75%. These returns would be different for Class C or I shares because of their different sales charges and operating expenses. The table and chart below also include the historical performance of the Dow Jones-UBS Commodities Index, the Diversified Commodity Fund’s benchmark, and the Lipper Commodities General Funds Category, assuming in each case reinvestment of dividends and without reflecting management fees. You cannot invest directly in these indices.

Of course, past performance is no indication of future results. The tables and charts presented here represent the performance of other accounts managed by Gresham and not actual Fund performance. Please see www.nuveen.com for the Funds’ most recent performance information.

Section 2    How We Manage Your Money

	Average Annual Total Returns Periods Ended August 31, 2012
	1 Year	3 Years	5 Years	Since Inception*
Gresham TAP® Strategy Composite (NAV)	-9.57%	7.55%	-1.57%	2.60%
Gresham TAP® Strategy Composite (Offer)	-14.77%	5.45%	-2.73%	1.81%
Dow Jones-UBS Commodities Index**	-11.16%	5.21%	-1.87%	1.94%
Lipper Commodities General Funds Category	-8.62%	6.34%	-1.47%	1.59%
*	Inception date of Gresham’s TAP® strategy was January 3, 2005.
**	The Dow Jones-UBS Commodities Index tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Gresham Diversified Commodity Strategy Fund	Nuveen Gresham Long/Short Commodity Strategy Fund
For the first $125 million	0.8000%	1.0000%
For the next $125 million	0.7875%	0.9875%
For the next $250 million	0.7750%	0.9750%
For the next $500 million	0.7625%	0.9625%
For the next $1 billion	0.7500%	0.9500%
For net assets over $2 billion	0.7250%	0.9250%

The complex-level fee is the same for each Fund. It begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for each Fund is the Fund-level fee plus 0.2000%. As of September 30, 2012, the effective complex-level fee for each Fund was 0.1695% of the Fund’s average daily net assets.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) for the Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares.

Nuveen Gresham Diversified Commodity Strategy Fund	1.10% through January 31, 2015
Nuveen Gresham Long/Short Commodity Strategy Fund	1.50% through January 31, 2015

The expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Funds.

Information regarding the Board of Trustees’ approval of the investment management agreements will be available in the Funds’ annual report for the fiscal period ended September 30, 2012.

Management of the Subsidiaries

Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. (each a “Subsidiary” and collectively the “Subsidiaries”) are wholly-owned subsidiaries of the Funds. The Subsidiaries

Section 2    How We Manage Your Money

are organized under the laws of the Cayman Islands and overseen by their own boards of directors. Each Fund is the sole shareholder of its Subsidiary, and it is currently expected that shares of the Subsidiaries will not be sold or offered to other investors.

Nuveen Fund Advisors serves as the investment adviser of the Subsidiaries. Nuveen Fund Advisors has selected Gresham to serve as sub-adviser to the Subsidiaries. Gresham manages the investment of the Subsidiaries’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. The Subsidiaries do not pay Nuveen Fund Advisors or Gresham a management fee for their services. The Subsidiaries have also entered into separate contracts for the provision of custody and transfer agency services. Each Fund, as the sole shareholder of its Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Funds.

The Funds’ investment objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If your Fund’s investment objective changes, you will be notified at least 60 days in advance. The Funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-advisers believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-advisers use, or may use, to achieve the Funds’ objectives. You should be aware that each Fund may also use strategies and invest in securities or other instruments that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Commodity Investments

Each Fund, through its investment in its Subsidiary, invests in a diversified portfolio of exchange-traded commodity futures contracts. Other commodity-linked derivative instruments in which each Fund and its Subsidiary may invest include commodity forward contracts, commodity swaps, options on commodity futures contracts and commodity-linked structured notes. Commodity futures and forward contracts are financial instruments in which a buyer agrees to purchase and a seller agrees to sell a designated commodity for a fixed price at a specified future date. Commodity futures may be listed on U.S. or non-U.S exchanges and thus traded at market prices pursuant to terms common to all market participants, while commodity forwards are typically privately negotiated between the buyer and a counterparty. A commodity swap is an agreement between two parties to exchange cash flows or returns (or differences in returns) on a commodity, commodity basket or commodity index. An option on a futures contract gives the holder the right to enter into a specified futures contract; if the option is exercised, the initial holder of the option would enter into the long side of the contract and would buy the underlying asset at the futures

Section 2    How We Manage Your Money

price. A structured note is a debt instrument the return on which is tied to a reference asset or rate, such as a commodity, commodity basket or commodity index.

In the event a Fund is unable to fully implement its investment strategy due to changes in regulations, counterparty matters, or other circumstances, the Fund may seek to gain commodity exposure by investing, either directly or through the Subsidiary, in securities of certain investment companies and other pooled investment vehicles that invest primarily in commodities or commodity-linked derivative instruments, and in exchange-traded notes linked to the value of commodities.

Fixed Income Investments

Each Fund’s commodity investments generally will not require significant outlays of principal. Each Fund may invest up to 25% of its net assets in the Subsidiary, which will serve as margin to secure its Subsidiary’s futures contract positions. Margin held in commodity futures accounts maintained by the Subsidiaries’ clearing broker is invested by the clearing broker in high-quality instruments permitted under CFTC regulations.

Each Fund’s remaining assets are invested by Nuveen Asset Management in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Funds’ fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Funds’ investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by Nuveen Asset Management to be of comparable quality.

For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest up to 100% of their net assets in cash equivalents, U.S. government securities and other high-quality short-term debt securities. During such periods, the Funds may not be able to achieve their investment objectives. A Fund may adopt a defensive strategy when Nuveen Fund Advisors and Gresham believe the instruments in which the Fund normally invests have elevated risks due to political or economic factors, in the event that unanticipated legal or regulatory developments interfere with implementation of the Fund’s principal investment strategies, and in other extraordinary circumstances. For more information on eligible fixed income investments, see the statement of additional information.

Investment Companies and Other Pooled Investment Vehicles

The Funds may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities and other instruments of the types in which the Funds may invest directly. In addition, the Funds may invest in pooled investment vehicles (other than investment companies) that invest primarily in securities and other instruments in which the Funds may invest directly. The 1940 Act limits the extent to which the Funds may invest in other investment companies, including ETFs. However, the Funds may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the

Section 2    How We Manage Your Money

Securities and Exchange Commission. An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

When-Issued or Delayed-Delivery Transactions

Each Fund may buy or sell debt securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade.

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. Certain portfolio holdings information for each Fund is available on the Funds’ website—www.nuveen.com—by clicking the “Individual Investors” link and then clicking the “Products & Performance—Mutual Funds” link and following the applicable link for your Fund. By following these links, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of each month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. These risks are listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Principal Risks

Clearing broker risk: The failure or bankruptcy of a Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets that secure commodity futures positions in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, in the case of futures and options on futures, the clearing broker’s customers, such as a Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers. In the case of cleared swaps, customers of a clearing broker in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Section 2    How We Manage Your Money

Commodity risk: Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. These price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Price movements are outside of the Funds’ control, are extremely difficult to predict and may not be anticipated by Gresham. Because the Funds have a significant portion of their assets concentrated in commodity-linked derivative instruments, developments affecting commodities will have a disproportionate impact on the Funds. Such development may include, among other things:

•	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•	weather and climate conditions;

•	changing supply and demand relationships;

•	changes in international balances of payments and trade;

•	U.S. and international rates of inflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events;

•	changes in interest and foreign currency/exchange rates;

•	market liquidity; and

•	changes in philosophies and emotions of market participants.

The Funds’ investments in commodity-linked derivative instruments may subject the Funds to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Although each Fund’s commodity exposure as a whole will not be leveraged (i.e., each Fund’s commodity investments will have an aggregate notional value substantially equal to its net assets), individual commodity-linked derivative instruments may employ leverage.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day by regulations referred to as “daily price fluctuation limits.” The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

No active trading market may exist for certain commodity investments, which may impair the ability of the Funds to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodity investments.

Counterparty risk: Certain commodity-linked derivative instruments, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Funds to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Funds could experience lengthy delays in

Section 2    How We Manage Your Money

recovering some or all of their assets or no recovery at all. A Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.

Credit risk: Each Fund is subject to the risk that an issuer of a debt security held by the Fund may be unable or unwilling to make interest and principal payments on the securities and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the Fund to sell. When a Fund purchases unrated securities, it will depend on Nuveen Asset Management’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities or other instruments. Among the risks presented are market risk, credit risk, management risk and liquidity risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or the Fund’s other investments.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

In addition, when the Funds invest in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and swaps, they are effectively leveraging their investments, which could result in exaggerated changes in the net asset value of the Funds’ shares and can result in losses that exceed the amount originally invested. The success of a Fund’s derivatives strategies will depend on Gresham’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. A Fund may also enter into over-the-counter (“OTC”) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means a Fund may not be able to close out a derivatives transaction in a cost-efficient manner.

The Long/Short Commodity Fund may take short positions in derivatives, which may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested).

Section 2    How We Manage Your Money

Recent legislation requires the development of a new regulatory framework for the derivatives market. The impact of the new regulations is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Funds as well as the Funds’ ability to pursue their investment objectives through the use of such instruments.

Frequent trading risk: Gresham regularly purchases and subsequently sells, i.e. “rolls,” individual commodity futures and forward contracts throughout the year so as to maintain a fully invested position. As the commodity contracts near their expiration dates, Gresham rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Subsidiaries pay when they buy and sell contracts, which may detract from the Funds’ performance.

Income risk: Each Fund’s income from its fixed income investments could decline due to falling market interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing debt securities, in lower-yielding securities.

Interest rate risk: Debt securities in the Funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

Non-U.S. investment risk: The Funds may invest in commodity futures contracts traded on non-U.S. exchanges or enter into OTC derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risks because they may not subject to the same degree of regulation as their U.S. counterparts.

Regulatory risk: Each Fund and its Subsidiary are presently exempt from regulation by the CFTC as commodity pools. However, the CFTC has recently adopted amendments to its rules, which, upon their compliance dates, will likely subject each Fund and its Subsidiary to regulation by the CFTC and impose on them additional disclosure, reporting and recordkeeping rules. Certain of the rules that would apply to the Funds if they become subject to CFTC regulation have not yet been adopted, and it is unclear what total effect such rules would have on the Funds if they are adopted. However, compliance with the recently adopted amendments and any additional rules is likely to increase the Funds’ expenses. In addition, Gresham’s investment decisions may need to be modified, and commodity contract positions held by the Funds and/or the Subsidiaries may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Funds to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Short sales risk: The Long/Short Commodity Fund may sell futures contracts short. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset

Section 2    How We Manage Your Money

the contract by entering into an opposite and offsetting transaction in the market. The price at such time may be higher or lower than the price at which the futures contract was sold short. If the underlying price of the futures contract declines between the time that the Fund sells the contract short and offsets the contract, the Fund will realize a gain on the transaction. Conversely, if the price of the underlying short futures contract goes up during the period, the Fund will realize a loss on the transaction. A short sale creates the risk of an unlimited loss because the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could expand again in rapid trading. Short selling is considered “leverage” and may magnify gains or losses for the Fund.

Subsidiary risk: By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiaries are generally similar to those that are permitted to be held by the Funds and are subject to the same risks that apply to similar investments if held directly by the Funds. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this prospectus, are not subject to regulation thereunder. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in this prospectus and could adversely affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, the Funds’ shareholders would likely suffer decreased investment returns.

Tax risk: Each Fund’s ability to make direct and indirect investments in commodity-linked derivative instruments is limited by the Fund’s intention to qualify each year as a regulated investment company under the Internal Revenue Code. Each Fund’s investment in its Subsidiary is intended to allow the Fund to obtain exposure to commodities while permitting it to satisfy the requirements applicable to regulated investment companies. However, if a Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders, and all distributions to shareholders from earnings and profits would be taxable to shareholders as dividend income. There have been and likely will continue to be proposals for various amendments to U.S. federal income tax laws that could, if enacted, have adverse effects on the Funds, their investments, or their shareholders. In addition, income and capital gains earned by the Subsidiaries and distributed to the Funds and their shareholders will generally be taxable to shareholders as ordinary income, even if such income and gains would otherwise qualify for tax-advantaged treatment. Also, net losses earned by the Subsidiaries may not be netted with income or gains earned within the Funds and may not be carried forward for use in future years to offset gains within the Funds or the Subsidiaries, which may cause the Funds during a multi-year period to pay taxable distributions when they had experienced no total return or even negative total return over such period. See “Dividends, Distributions and Taxes—Taxes and Tax Reporting.”

Section 2    How We Manage Your Money

Other Risks

Call risk: Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Each of the Funds is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Inflation risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline, as can the value of a Fund’s distributions.

Pooled investment vehicle risk: Each Fund may invest in securities of other open-end or closed-end investment companies, including ETFs, and other pooled investment vehicles. As a shareholder in a pooled investment vehicle, the Funds will bear their ratable share of that vehicle’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in other pooled investment vehicles. In addition, the Funds will incur brokerage costs when purchasing and selling shares of ETFs or other exchange-traded pooled investment vehicles. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Small fund risk: The Funds currently have less assets than similar funds, and like other relatively small funds, large inflows and outflows may impact a Fund’s market exposure for limited periods of time, causing a Fund’s performance to vary from that of a Fund’s model portfolio. This impact may be positive or negative, depending on the direction of market movement during the period affected. The Funds have policies in place which seek to reduce the impact of these flows where Nuveen Fund Advisors has prior knowledge of them. If any individual shareholder (or several shareholders whose investment in a Fund is controlled by a single decision-maker such as an advisor) owns a large percentage of the Fund’s shares, and if such shareholder chooses to redeem his or her shares at one time, the Fund may have difficulty selling its assets or closings its positions in a timely manner to raise the cash necessary to meet the redemption request, in which case the Fund may have to borrow money to do so. In such an instance, the Fund’s remaining shareholders would bear the costs of such borrowings, and the Fund would be subject to leverage risk (to the extent such leverage exceeded the amount of portfolio sales awaiting settlement) as long as such borrowings were outstanding. Rapid portfolio sales or positions closings in response to such a large redemption might also cause a Fund to experience above-normal transaction costs, and might disrupt the overall composition of the Fund’s portfolio and thereby impede the Fund’s ability to optimally pursue its investment strategy.

When-issued or delayed-delivery transactions risk: Each Fund may buy or sell debt securities on a when-issued or delayed-delivery basis. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

Section 2    How We Manage Your Money

Section 3    How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the Funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 1% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 12 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

The Funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Section 3    How You Can Buy and Sell Shares

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

•	Certain other institutional investors described in the statement of additional information.

Please refer to the statement of additional information for more information about Class A, Class C and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Section 3    How You Can Buy and Sell Shares

Class A Sales Charge Reductions

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Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

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Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

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Employees of Nuveen Investments and its affiliates. Purchases by full-time and retired employees of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

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Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

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Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

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Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may

Section 3    How You Can Buy and Sell Shares

include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or (2) directly from the Funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

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By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve

Section 3    How You Can Buy and Sell Shares

wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

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By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box above, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

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On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

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By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

Section 3    How You Can Buy and Sell Shares

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From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

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Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your Fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption.

Section 3    How You Can Buy and Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

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By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	You have changed the address on your Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

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On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

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By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The Funds reserve the right to liquidate or assess a low balance fee on any account held directly with the Funds that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

Section 3    How You Can Buy and Sell Shares

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

The Funds intend to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the Funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. In order to qualify as a regulated investment company, each Fund must derive at least 90% of its gross income for each taxable year from “qualifying income” as defined under the Internal Revenue Code and meet other requirements with respect to asset diversification and distribution of income. If a Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders, and all distributions to shareholders from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Taxable income and realized gains arising from the types of commodity-linked derivative instruments in which the Subsidiaries will invest would not constitute qualifying income were it earned directly by the Funds. Consequently, each Fund’s investment in its Subsidiary is intended to provide exposure to commodities while allowing the Fund to satisfy the requirements applicable to regulated investment companies under current law. The Internal Revenue Service has previously issued private letter rulings to mutual funds to the effect that income deemed to be received from their

Section 4    General Information

wholly-owned subsidiaries was qualifying income without regard to whether it is paid to the parent mutual fund in the form of a cash dividend. In 2011, the Internal Revenue Service suspended the issuance of such rulings while it considers the release of published guidance on the issue, but it is unclear when or if such guidance will be forthcoming. The Funds have not received a private letter ruling. In the absence of a private letter ruling or published guidance, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Internal Revenue Code, income received from a controlled foreign corporation by the Funds will be considered qualifying income if it is distributed from the controlled foreign corporation in the year earned, and the Subsidiaries will be operated consistent with this statutory provision.

Because the Subsidiaries are controlled foreign corporations, it is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiaries and distributed to the Funds and their shareholders will be considered a distribution of net investment income generally taxable to shareholders as ordinary income. Moreover, net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years. This means that if a Fund or its Subsidiary generates gains in the current fiscal year after the Subsidiary generated losses in a previous year, the Fund would not be able to reduce the amount of gains passed through to shareholders by the amount of such losses. Among other things, this may cause the Funds to pay taxable distributions during a multi-year period when they had experienced no total return or even negative total return over such period.

The Funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a Fund holds its assets). Dividends from a Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. Certain ordinary income distributions received from a Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. However, it is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the

Section 4    General Information

Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Cost Basis Method

You may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. For a definition of “average cost basis method,” please see the glossary. Financial intermediaries choose their own default method.

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, the Distributor receives a distribution fee for Class C shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A and Class C shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C shares may pay more in distribution and service fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Section 4    General Information

Other Payments to Financial Intermediaries

In addition to the sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2011, these payments in the aggregate were approximately 0.070% to 0.073% of the assets in the Nuveen Mutual Funds, although payments to particular financial intermediaries can be significantly higher. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

The price you pay for your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.

Section 4    General Information

The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Funds’ Board of Trustees or its designee; however, the Board of Trustees retains oversight responsibility for valuing the Funds’ portfolio securities.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Trustees. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-advisers.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by a Fund at its fair value as determined in good faith by the Board of Trustees or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news. A Fund may rely on an independent fair valuation service in making any such fair value determinations. A security that is fair valued may be valued at a price higher or lower than actual market quotations, the last price determined by the pricing service, the last bid or ask price in the market or the value determined by other funds using their own fair valuation procedures.

If a Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The Funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if

Section 4    General Information

the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For

Section 4    General Information

example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the Funds. The Funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

Section 5    Glossary of Investment Terms

•	Average cost basis method: Calculating cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices.

•

Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives may be used to hedge risk, to exchange a floating rate of return for a fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps, among other instruments.

•	Fixed income or debt securities: Securities whose coupons or periodic cash flows are known or the method of derivation is known at the time of purchase.

•

Forward contracts: Derivative contracts obligating buyers to purchase an asset or sellers to sell an asset at a predetermined future date and price. Unlike futures contracts, forward contracts trade over the counter.

•

Futures: Derivative contracts obligating buyers to purchase an asset or sellers to sell an asset at a predetermined future date and price. Futures contracts are standardized to facilitate trading on a futures exchange.

•	Lipper Commodities General Funds Category: Funds that invest primarily in a blended basket of commodity-linked derivative instruments or physicals.

•

Money market securities: Financial instruments with high liquidity and very short maturities. Money market securities consist of negotiable certificates of deposit (CDs), bankers acceptances, U.S. Treasury bills, commercial paper, municipal notes, federal funds and repurchase agreements.

•

Options: Derivative contracts giving buyers the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•	Pooled investment vehicles: Investment vehicles designed to facilitate investment by combining capital from many investors and deploying it according to a particular investment strategy.

•	Structured notes: Derivatives contracts, structured as debt instruments, the return on which is tied to a reference asset or rate such as a commodity, commodity basket or commodity index.

•

Swaps: Derivative contracts in which two parties agree to exchange one stream of cash flows for another stream. Swap agreements define the dates when the cash flows will be paid and how the cash flows are calculated.

Section 5    Glossary of Investment Terms

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Term Municipal Bond

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Oregon Intermediate Municipal Bond

Municipal-State (continued)

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Plus Bond

Global Total Return Bond

High Income Bond

Inflation Protected Securities

Intermediate Government Bond

Intermediate Term Bond

NWQ Flexible Income

Preferred Securities

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Global/International

International

International Select

Santa Barbara Global Dividend Growth

Santa Barbara Global Growth

Santa Barbara International Growth

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Tradewinds Global Resources

Tradewinds International Value

Tradewinds Japan

Tradewinds Small-Cap Opportunities

Value

Dividend Value

Mid Cap Value

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Tradewinds Value Opportunities

Growth

Large Cap Growth Opportunities

Mid Cap Growth Opportunities

Santa Barbara Growth

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Large Cap Select

Mid Cap Select

Santa Barbara Dividend Growth

Small Cap Select

Symphony Mid-Cap Core

Symphony Optimized Alpha

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Quantitative/Enhanced

Quantitative Enhanced Core Equity

Index

Equity Index

Mid Cap Index

Small Cap Index

Non-Traditional Strategies

Gresham Long/Short Commodity Strategy

Intelligent Risk Conservative Allocation

Intelligent Risk Growth Allocation

Intelligent Risk Moderate Allocation

Tactical Market Opportunities

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen Investments, Nuveen Fund Advisors, Nuveen Asset Management and Gresham. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Funds are series of Nuveen Investment Trust V, whose Investment Company Act file number is 811-21979.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-GRESH-1112P